VAN KAMPEN UNIT TRUSTS, SERIES 626

               Select S&P Greater China Picks Portfolio, Series 4

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 12, 2006

   Notwithstanding anything to the contrary in the prospectus, the Mandatory Termination Date of the Portfolio as set forth under the Essential Information is January 22, 2008.

Supplement Dated:  January 12, 2007